Chief Executive Officer
Form N-SAR Certification under Sarbanes-Oxley Act






I, William F. Glavin, Jr., certify that:

I have reviewed this report on Form N-SAR of the Money Market Portfolio, a series of Cash Equivalent Fund.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



September 27, 2002                             /s/William F. Glavin, Jr.
                                               -----------------------------
                                               William F. Glavin, Jr.
                                               Chief Executive Officer
                                               Money Market Portfolio, a
                                               series of Cash Equivalent Fund

Chief Financial Officer
Form N-SAR Certification under Sarbanes-Oxley Act






I, Gary L. French, certify that:

I have reviewed this report on Form N-SAR of the Money Market Portfolio, a series of Cash Equivalent Fund.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



September 27, 2002                               /s/Gary L. French
                                                 -------------------------------
                                                 Gary L. French
                                                 Chief Financial Officer
                                                 Money Market Portfolio, a
                                                 series of Cash Equivalent Fund

Chief Executive Officer
Form N-SAR Certification under Sarbanes-Oxley Act






I, William F. Glavin, Jr., certify that:

I have reviewed this report on Form N-SAR of the Government Securities Portfolio, a series of Cash Equivalent Fund.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



September 27, 2002                                 /s/William F. Glavin, Jr.
                                                   -----------------------------
                                                   William F. Glavin, Jr.
                                                   Chief Executive Officer
                                                   Government Securities
                                                   Portfolio, a series of Cash
                                                   Equivalent Fund

Chief Financial Officer
Form N-SAR Certification under Sarbanes-Oxley Act






I, Gary L. French, certify that:

I have reviewed this report on Form N-SAR of the Government Securities Portfolio, a series of Cash Equivalent Fund.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



September 27, 2002                               /s/Gary L. French
                                                 -------------------------------
                                                 Gary L. French
                                                 Chief Financial Officer
                                                 Government Securities
                                                 Portfolio, a series of Cash
                                                 Equivalent Fund

Chief Executive Officer
Form N-SAR Certification under Sarbanes-Oxley Act






I, William F. Glavin, Jr., certify that:

I have reviewed this report on Form N-SAR of the Tax-Exempt Portfolio, a series of Cash Equivalent Fund.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



September 27, 2002                            /s/William F. Glavin, Jr.
                                              -----------------------------
                                              William F. Glavin, Jr.
                                              Chief Executive Officer
                                              Tax-Exempt Portfolio, a series
                                              of Cash Equivalent Fund

Chief Financial Officer
Form N-SAR Certification under Sarbanes-Oxley Act






I, Gary L. French, certify that:

I have reviewed this report on Form N-SAR of the Tax-Exempt Portfolio, a series of Cash Equivalent Fund.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



September 27, 2002                               /s/Gary L. French
                                                 -------------------------------
                                                 Gary L. French
                                                 Chief Financial Officer
                                                 Tax-Exempt Portfolio, a series
                                                 of Cash Equivalent Fund